NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH


                                 NAME CHANGE TO
                                TWO DOG NET, INC.

                                                               -----------------
                                                               CUSIP 901865 10 5
                                                               -----------------

   NUMBER                                                             SHARES
--------------                                                   ---------------
    3528
--------------                                                   ---------------


                     International Marketing Dynamics, Inc.

                                    SPECIMEN

                      AUTHORIZED COMMON SHARES 200,000,000

                                 PAR VALUE $.00

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

        Shares of common stock of International Marketing Dynamics, Inc.


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ Sholeh Hamedani                                   /s/ Shokoo Ghosseiri
-------------------------                             --------------------------
       PRESIDENT                                              SECRETARY

                     INTERNATIONAL MARKETING DYNAMICS, INC.

                                    CORPORATE
                                      Seal
                                      UTAH


INTERWEST TRANSFER CO. INC.                           COUNTERSIGNED & REGISTERED
P.O. BOX 17136/SALT LAKE CITY,
UTAH 84117

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common             UNIF GIFT MIN ACT - Custodian
        TEN ENT - as tenants by the entireties     (Cust)               (Minor)
        JT TEN - as joint tenants with right of    under Uniform Gifts to Minors
        survivorship and not as tenants in common  Act  ........................
                                                             (State)

    Additional abbreviations may also be used though not in the above list.




        For Value Received, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


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                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated
      -------------------------------------------


                        --------------------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                                    SPECIMEN